MITESCO INC.



OTCQB: MITI

Investor Presentation

March 2022

Forward-Looking Statements

MITESCO INC.

Statement Under the Private Securities Litigation Reform Act

As contemplated by the provisions of the Safe Harbor section of the Private Securities Litigation Reform Act of 1995, this presentation contains forward-looking statements pertaining to future, anticipated, or projected plans, performances, and developments, as well as other statements relating to future operations. All such forward-looking statements are necessarily only estimating or predictions of future results or events and there can be no assurance that actual results or events will not materially differ from expectations. Further information on potential factors that could affect Mitesco, Inc. is included in the Company's filings with the Securities and Exchange Commission. We expressly disclaim any intent or obligation to update any forward-looking statements.

Corporate Overview

Mitesco's mission is to provide healthcare services to improve the quality of care, reduce cost and enhance consumer convenience

- Healthcare has changed, it is now a consumer product.
- We are shifting primary care from sickness and transactional services to prevention and a continuous relationship.
- Our clinics clinic focus on prevention & wellness.
- Six (6) clinics are open now. Planning to open 50 clinics over three years.
- The Good Clinic™ uses a nurse practitioner primary care model that, compared to a physician model, delivers an additional 25% of margin.
- Expansion plans:
  - 1) **organic clinic growth**
  - 2) **targeted clinic acquisitions**
  - 3) **technology solution acquisitions that enhance the clinic business**

MITESCO INC.

Mitesco

OTCQB: MITI

Share Price[1]	$0.15
Market Cap[1]	$32 M
Shares Outstanding[2]	213 M
Float[2]	182 M
Insider Holdings[2]	8%
Headquarters	Minneapolis, MN

1) As of March 2, 2022
2) As of March 2, 2022

Market Opportunity

MITESCO INC.

Healthcare is rapidly becoming a consumer product.

- People wants a personalized care and convenience
  - Primary Care Market is growing
    - U.S. primary care market size expected to reach **$409 billion** by 2027, growing at a CAGR of 4.7%[1]
- Traditional healthcare model is oriented toward transactions for sick patients, maximizing revenue in specialty care, cost are continuing to rise – now almost 1/5th of GDP
- The shortage of primary care providers is growing
  - AMA says it is greater than 25,000 providers
- WHO and CMS studies validate the importance of greater investment in primary care as a strategy to reduce overall healthcare costs and improve quality of health
- Telehealth will be an integral part of US healthcare
  - U.S. telemedicine market size expected to reach **$308 billion** by 2028, growing at a CAGR of 44.4%[2]

Across the nation, healthcare consumers are consistent about two things:

81% of patients are not satisfied with their healthcare experience[3]

Healthcare consumers rank **a personalized care experience** as their top priority[4]

The consumer is demanding progress:

90% of metropolitan areas have highly concentrated markets[5]

80% of patients would consider switching providers for convenience alone[6]

Sources: 1) Grand View Research, 2) Grand View Research 3 Prophet & GE Healthcare Camden Group 4) Deloitte 5) The Commonwealth Fund 6) Becker's Hospital Review

The Good Clinic

It's About Whole-Person Primary Care

- Target clients: 70% of Americans (commercial, Medicare, Medicaid, Cash Pay) that are using average care of $2000/year
- We spend the necessary time with a patient to build care-plan, targeted average appointment time is 39 minutes.
- Primary Care, plus, plus, plus…
- We deliver prevention, monitor progress, coach to achieve small steps forward, encourage active participation, use evidence-based care, interventions that draw from both Eastern and Western medicine.
- We care for the whole-person, mind and body.
- We work from care plan built in partnership with the client. We expect to average 4 visits/client /year over time using both in-person and virtual visits.

the good clinic™

MITESCO | INC.


THE
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Key Advantages

MITESCO INC.

Community Amenity

- Located in population centers, a part of your life & community
- Continuous relationship
- Top of Mind
- Community events
- Convenient access to primary care

How We Care

- Evidence based medicine
- Well & sick care
- Convenient
  - Video and in-person
  - Same day – Next day
  - Pre-planned follow-ups
- Personalized
- Whole-person care
- Integration of Eastern/ Western care
- Care is practiced with you… not on you

Operations

- Minimize cost to build panel
- More visits per client with higher revenue / visit
- Minutes-of-Care delivered
- 40% labor cost advantage
- Labor Availability: More NPs graduating than MDs
- Net new capacity
- Frictionless visits
- AI – Analytics
- Leverage technology

The Good Clinic Management



Michael C. Howe

Chief Executive Officer

- Successful growth-oriented CEO with 30 years of consumer and healthcare experience including CEO of **Minute Clinic** (acquired by CVS in 2006), Arbys Restaurants and Verify Brand



Kevin Lee Smith

Chief Nurse Practitioner Officer

- Senior clinical and quality leadership experience with Minute Clinic and Zipnosis
- Has been an active primary care nurse practitioner and served as faculty at the University of Minnesota



Bradley D. Case

President

- Senior health executive experience at Symphony Care, Bright Health and United Health Group. Additionally, he was CEO of Estrella Health.

The Good Clinic

MITESCO INC.


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A Unique Consumer Experience

MITESCO INC.

Differentiators From The Consumer Experience Perspective



1 **Client Experience:** We build our customer experience on the three pillars:

Expertise, Education, and Empathy.

2 **Client Activation and Commitment:** This "joint accountability" strategy requires a broader definition of primary care:

- ✓ Entry level behavioral health screening
- ✓ Aggressive support of wellness strategies (nutrition, activity & exercise planning, weight management, lifestyle classes, vitamins & supplements)
- ✓ Support of cosmetic needs (basic dermatology procedures and products)
- ✓ **A personalized experience**.

3 **Lifestyle Integration**: Client activation scores drive the messaging and education to gain the highest level of progress and facilitates integration of our services into the everyday life of our clients, making it **easy and enjoyable** to use our support systems.

A Unique Consumer Experience

User Reviews

MITESCO | INC.

★★★★★ 4 months ago

From the atmosphere to the health approach, The Good Clinic is by far the best clinic I have ever been to! Dr. Kim is so knowledgeable, and goes the extra mile to make me feel comfortable and heard. I am ecstatic to have found Dr. Kim, who is respectful, passionate, friendly and trustworthy. I can't recommend this office enough!

4

★★★★★ a month ago

College student here: I stumbled upon The Good Clinic and went to see Paul Linson CNP, and I was blown away by the care I received as well as how attentive he was to all the concerns I voiced during my appointment. The lobby was an incredibly relaxing place on top of it all, I'd recommend for those who don't enjoy going to the doctors office. Definitely will continue to schedule here, 10/10.

Like

★★★★★ a month ago

Found a hidden gem! I almost don't want to review it to keep it secret. I had a better conversation with the staff here during a simple COVID test than I have for previous doctor appointments at other clinics. I was able to make an appointment for the next day. I was greeted by name when I arrived. Everyone was very helpful and actually seemed to care. I didn't feel rushed and I definitely didn't feel like a number. Follow up on test results was timely. I was easily able to send messages and I got fast responses with follow up questions. I highly recommend The Good Clinic!

Like

the good clinic™

Growth at The Good Clinic

MITESCO INC.


Visits and Opened Clinics
VISITS
OPEN CLINICS
1400
1200
1000
800
600
400
200
0
7
6
5
4
3
2
1
0

	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC
VISITS	4	10	3	17	18	83	187	771	1307
STORES	1	1	1	1	1	2	3	3	6

AXIS TITLE

VISITS STORES

2021 Summary

- First clinic February 2021
- Total of 6 opened in 2021
- Insurance Contracts Began in late August
- COVID increased use
- Each clinic growing faster than the previous

Insurance Accepted

United Healthcare

BlueCross BlueShield

bind

Golden Rule

Medicare

Medica

Humana


Commercial Insurance
CMS
Cash Pay

Insurance in Process

Cigna

HealthPartners

ucare

PreferredOne

HEALTHEZ

America's PPO

mn DEPARTMENT OF HUMAN SERVICES

MultiPlan

The Good Clinic

2022-2023

MITESCO INC.


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Anticipated Locations of The Good Clinic

MITESCO INC.


Minnesota
10-15 clinics
Colorado
12-20 clinics
Arizona
10-15 clinics
Florida
15-35 clinics

The Good Clinic Expansion Plans

#	Year	Location
6	2021	Minnesota
14-20	2022	Minnesota, Colorado
10-14	2023	Arizona, Florida
10-14	2024	Arizona, Florida

MITESCO INC.

the good clinic

Acquisition Philosophy

Target Health Tech Macro Verticals

- Behavioral Health
- Personal Health APPs
- AI & Predictive Analytics
- Data & Information Management
- Telehealth & Tele-Monitoring
- Disruptive Medical, Diagnostic, & Treatment Technology

Portfolio

the good clinic

Seek Low-Cost Acquisitions

Target healthcare technology companies with proven solutions that are struggling to attract the capital needed for expansion

Capture the Steepest Part of the Growth Curve

Find businesses that can quickly scale their models to be accretive to revenue and earnings

Mitesco Management & Board of Directors

MITESCO | INC.



Tom Brodmerkel

Chair of the Board

Business executive with 25+ years of generalist experience within the healthcare sector at the senior executive and board levels.



Faraz Naviq, MD

Independent Director

Banking and asset management experience as a physician innovator within the healthcare sector as a senior executive, founder, and board member.



Juan Carlos Iturregui

Independent Director

Attorney/advisor in public policy, healthcare, and cross border business transactions, serving on boards, and as an appointee for President Bush and President Obama.



Sheila Schweitzer

Independent Director

30+ years of healthcare experience as C-level executive and advisor. Founder of PatientMatters Holding and former CEO of CareMedic.



Lawrence Diamond

CEO & Director

Innovative business executive with 25+ years of leadership in both public and private health sector companies at the senior management and board level.

Mitesco Management

MITESCO | INC.



Lawrence Diamond

CEO & Director

Innovative business executive with 25+ years of leadership in both public and private health sector companies at the senior management and board level.



Phillip Keller

CFO

30+ years of finance management experience, including CFO and board-level roles at various public and private companies in the healthcare sector.



Jenny Lindstrom

Chief Legal Officer

International real estate, employment law, litigation, and securities law specialist, most recently serving as General Counsel for Radisson Hospitality.



Jessica Finnegan

Vice President, Human Resources

Dynamic solutions-oriented global HR leader, military veteran, and senior executive with success in delivering domestic & international multi-million dollar HR programs on compressed timelines.

Key Highlights

MITESCO INC.

- **Healthcare is rapidly becoming a consumer product** and moving away from the current ineffective model, which is oriented toward transactions for the sick
- **The Good Clinic™ is focused on improving our clients' quality of life**
  - Direct to consumer via residential amenity partnership
  - Nurse practitioner primary care clinic model
  - Continuous planned care tuned to an individual's needs
  - Consumer pay and/or insurance
  - Advantages through care delivery, increased visits and lower operational costs
- **The Market for Primary Care is Hugh and Under Resourced - U.S. Primary Care market size expected to reach $409 billion by 2027,** growing at a CAGR of 4.7%[1]
- **Growth plan**:
  - New clinics: 6 opened in 2021 & planning to open 14 to 20 in 2022
  - Seeking acquisition of existing clinics
  - Using accretive technology including telehealth, personal health apps, and A.I.

Source: 1) Grand View Research

Contact

Company Contact:

Mitesco, Inc.
1660 HWY 100 South, Suite 432
Minneapolis, MN 55416
1-844-383-8689
www.mitescoinc.com

Investor Contact:

Investor Relations
Jimmy Caplan
512-329-9505
Email: jimmycaplan@me.com
Media Relations
Rick Eisenberg
917-691-8934
Email: eiscom@msn.com


MITESCO INC.